EXHIBIT 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated as of March 2, 2022, is made by the Persons listed on the signature page hereof (the “Grantors” and each a “Grantor”) in favor of THIRD EYE CAPITAL CORPORATION, as administrative agent and collateral agent for and on behalf of the Lenders (in such aforesaid capacities, or any successor or assign in such capacities, the “Agent”).

WHEREAS, Goodland Advanced Fuels, Inc., a Delaware corporation (the “Fuels Borrower”), the Noteholders from time to time party thereto, and the Agent have entered into that certain Note Purchase Agreement, dated as of June 30, 2017 (as amended pursuant to that certain Amendment No. 1 to Note Purchase Agreement, dated as of June 28, 2018, that certain Amendment No. 2 to Note Purchase Agreement, dated as December 3, 2018, and that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Fuels Borrower, Aemetis Carbon Capture, Inc., a Nevada corporation (the “Carbon Borrower,” and together with the Fuels Borrower, each a “Borrower,” and collectively, the “Borrowers”), Aemetis, Inc., a Delaware corporation, Aemetis Advanced Products Keyes, Inc., a Delaware corporation, Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation, Aemetis Property Keyes, Inc., a Delaware corporation, Aemetis Riverbank, Inc., a Delaware corporation, Aemetis Properties Riverbank, Inc., a Delaware corporation, Aemetis Advanced Products Riverbank, Inc., a Delaware corporation, Aemetis Health Products, Inc., a Delaware corporation, Aemetis International, Inc., a Nevada corporation, Aemetis Technologies, Inc., a Delaware corporation, AE Advanced Fuels, Inc., a Delaware corporation, Aemetis Biofuels, Inc., a Delaware corporation, Aemetis Americas, Inc., a Nevada corporation, Aemetis Advanced Fuels, Inc., a Nevada corporation, Aemetis Facility Keyes, Inc., a Delaware corporation, Energy Enzymes, Inc., a Delaware corporation, AE Biofuels, Inc., a Delaware corporation, and Aemetis Advanced Biorefinery Keyes, Inc., a Delaware corporation (collectively with the Borrowers, the “Obligors,” and each individually, an “Obligor”), the Agent, and the Lenders party thereto from time to time; as further amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Credit Agreement”).

WHEREAS, in connection with the Credit Agreement, the Grantors have entered into that certain Amended and Restated General Security Agreement, dated as of the date hereof (as further amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Security Agreement”; terms defined in the Security Agreement and not defined herein are used herein as defined in the Security Agreement) in favor of the Agent for the benefit of the Secured Parties.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as defined in Section 1 below) of the Grantors and have agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the United States Patent and Trademark Office, the United States Copyright Office and other Governmental Authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

SECTION 1. Grant of Security. The Grantors hereby grant to the Agent, for the benefit of the Secured Parties, a security interest in all of the Grantors’ right, title and interest in and to the following (the “Collateral”):

(i)  the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto, together with the goodwill symbolized thereby (the “Trademarks”);

(iii) the copyright registrations and applications and copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

SECTION 2. Supplement to Security Agreement. Schedule 6 to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Collateral described in Section 1 above.

SECTION 3. Security for Note Indebtedness. The grant of a security interest in the Collateral by the Grantors under this IP Security Agreement Supplement secures the prompt and complete payment and performance when due of all Indebtedness, whether direct or indirect, absolute or contingent, now existing or hereafter arising, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, guarantee obligations, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 4. Recordation. The Grantors authorize and request that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable Governmental Authority to record this IP Security Agreement Supplement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantors hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Counterparts. This IP Security Agreement Supplement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Delivery of an executed counterpart of a signature page of this IP Security Agreement Supplement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Electronic Execution. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Governing Law. THIS IP SECURITY AGREEMENT SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE GRANTORS AND SECURED PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Grantor below has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

AEMETIS, INC.
AEMETIS TECHNOLOGIES, INC.
AEMETIS BIOFUELS, INC.
ENERGY ENZYMES, INC.

By:	/s/ Eric McAfee
Name:	Eric McAfee
Title:	Chief Executive Officer

Address for Notices:

20400 Stevens Creek Boulevard, Suite 700
Cupertino, CA 95014
Attn: Chief Executive Officer